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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 4, 2005
                             -----------------------

                                SYSCO CORPORATION
             (Exact name of registrant as specified in its charter)
                            -------------------------

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
              DELAWARE                             1-06544                          74-1648137
    (State or Other Jurisdiction          (Commission File Number)                 (IRS Employer
         of Incorporation)                                                      Identification No.)
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                  1390 ENCLAVE PARKWAY, HOUSTON, TX 77077-2099
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (281) 584-1390

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On November 4, 2005, SYSCO Corporation ("SYSCO"), a Delaware corporation, and Sysco International, Co., a Nova Scotia unlimited liability company and SYSCO's wholly owned subsidiary ("Sysco International"; together with SYSCO, "Borrowers"), entered into a new credit agreement (the "Credit Agreement") with a syndicate of lenders ("Lenders"). This Credit Agreement replaces the Company's previous credit facility, which was contemporaneously terminated.

     The parties to the Credit Agreement apart from the Borrowers are described below:

     o    JPMorgan Chase Bank, N.A. (U.S. Administrative Agent);
     o    JPMorgan Chase Bank, N.A., Toronto Branch (Canadian Administrative
          Agent);
     o Bank of America, N.A., The Bank of Tokyo-Mitsubishi, Ltd., SunTrust Bank, Wachovia Bank, National Association (Co-Syndication Agents);
     o Wells Fargo Bank, N.A. and TD Securities (USA) LLC (Co-Documentation Agents);
     o    J.P. Morgan Securities Inc. (Sole Bookrunner and Sole Lead Arranger);
     o J.P. Morgan Chase Bank, N.A., Bank of America, N.A., SunTrust Bank, The Bank of Tokyo-Mitsubishi, Ltd., Wachovia Bank, NA, Congress Financial Corporation (Canada), The Bank of New York, Comerica Bank, The Northern Trust Company, PNC National Association, The Toronto-Dominion Bank, Toronto-Dominion (Texas) LLC, Wells Fargo Bank, N.A., Wells Fargo Financial Corporation Canada, Williams Street Commitment Corporation, and Zions First National Bank (Lenders).

Borrowings by Sysco International under the Credit Agreement are guaranteed by SYSCO.

     Neither SYSCO nor any of its affiliates has any material relationship with any of the other parties to the Credit Agreement apart from SYSCO's ownership of Sysco International, the Borrowers' previous credit facilities, ordinary banking relationships, service by Wachovia Bank, N.A., as Trustee under SYSCO's Senior Notes Indenture, and service from time to time by affiliates of Wachovia Bank, N.A., and JP Morgan Chase Bank as underwriters or initial purchasers in offerings of SYSCO securities.

Borrowings.

     The Credit Agreement generally provides for a 5-year senior, unsecured revolving credit facility that provides for borrowings in the following amounts and forms:

     o up to a maximum of U.S. $400 million, by SYSCO (the "U.S. Facility"), in the form of loans denominated in U.S. dollars, with a $75 million letter of credit subfacility, and a $50 million swingline subfacility; plus

     o up to a maximum of U.S. $100 million, in the aggregate, to both Borrowers (the "Canadian Facility"), in the form of loans or bankers' acceptances denominated in Canadian dollars.


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Under certain circumstances more particularly described in the Credit Agreement, the U.S. Facility and Canadian Facility may be increased in the aggregate to a maximum amount of $1 billion. No letter of credit is available if the expiration date is later than five business days prior to the termination date of the Credit Agreement.

The maturity date of all borrowings under the Credit Agreement is November 4, 2010, subject to extension under certain circumstances.

Interest Rates - U.S. Facility.

     Borrowings under the U.S. Facility bear interest at one of the following two rates, at SYSCO's election:

     1.   the "Alternate Base Rate"; or

     2. with respect to any Eurodollar borrowings, "Adjusted LIBO Rate" plus the "Applicable Rate."

1.   The "Alternate Base Rate."

The "Alternate Base Rate" is equal to the greater of the following:

     o JP Morgan Chase Bank's "prime rate" for that day, at its principal office in New York City, New York; and

     o    A fluctuating rate per annum equal to the Federal Funds Rate plus .5%.

2.   "Adjusted LIBO Rate" Plus "Applicable Rate"

The "Adjusted LIBO Rate" (with respect to any Eurodollar borrowing) is the "LIBO Rate" times the "Statutory Reserve Rate," which are calculated as follows:

     o The "LIBO Rate" is generally the rate that appears on Page 3750 of the Dow Jones Market Service two business days prior to the commencement of the interest-bearing period. If the Dow Jones rate is unavailable at the appropriate time, then the LIBO Rate will instead be the rate which the principal London office of JP Morgan Chase Bank, N.A. would offer in the London interbank market for deposits of US$5 million with a maturity equal to the interest-bearing period.

     o The "Statutory Reserve Rate" is a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of maximum reserve percentages established by the Board of Governors of the Federal Reserve System of the United States of America.

The "Applicable Rate" varies between .13% and .35%, based upon the then-current ratings by S&P and Moody's to SYSCO's senior, unsecured long-term indebtedness.

                                       3
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Interest Rates - Canadian Facility.

Borrowings under the Canadian Facility bear interest at one of the following two rates, at the Borrower's election:

     1.   the "Canadian Alternate Base Rate"; or

     2. with respect to borrowings represented by a bankers' acceptance, the "Discount Rate" applicable to the purchase of the acceptance by the relevant Lender, plus the Applicable Rate.

1.   Canadian Alternate Base Rate

The "Canadian Alternate Base Rate" is generally the greater of the following:

     o the rate publicly announced by the Canadian Administrative Agent as its reference rate for determining interest rates applicable to commercial loans denominated in Canadian Dollars in Canada; and

     o the average discount rate applicable to bankers' acceptances, denominated in Canadian Dollars, with a term of 30 days appearing on the Reuters Screen CDOR Screen (the "CDOR Rate"), plus .5% (except that if the CDOR Rate is not reported on the Reuters Screen CDOR Page, it will be replaced by an average of certain rate quotes for bankers' acceptances with a term of 30 days received by JP Morgan Chase Bank, N.A., Toronto Branch).

2.  Discount Rate

     The "Discount Rate," for acceptances by certain Canadian Lenders who are listed on Schedule I to the Canadian Bank Act, equals the CDOR Rate applicable to that acceptance (except that if the CDOR Rate is not reported on the Reuters Screen CDOR Page, it will be replaced by an average of certain rate quotes received by JP Morgan Chase Bank, N.A., Toronto Branch).

     For acceptances by other Canadian Lenders, the Discount Rate will equal the lesser of:

     o    the CDOR Rate applicable to that acceptance, plus .1%; and

     o the average of certain rate quotes received by JP Morgan Chase Bank, N.A., Toronto Branch.

Financial Covenants and Events of Default

     The Credit Agreement contains covenants substantially the same as under the Company's previous credit facility, including financial covenants relating to the maintenance of a maximum leverage ratio. Events of Default under the Credit Agreement are also substantially the same as under the Company's previous credit facility.

                                       4
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Indemnification

     The Borrowers are obligated to indemnify the Lenders under certain circumstances related to the use of the credit facilities, under terms substantially similar to the Company's previous credit facility.

Use of Proceeds

     Borrowings under the Credit Agreement are limited to general corporate purposes of SYSCO and its subsidiaries, including commercial paper back-up and acquisitions.

Draw-downs

     There are no amounts owing under the Credit Agreement.

ITEM 1.02.  TERMINATION OF A MATERIAL CONTRACT.

     The Credit Agreement described under Item 1.01 above replaced SYSCO's previous U.S. credit facility used to support its commercial paper program (as well as Sysco International's previous Canadian facility). There were no amounts outstanding under the previous credit facilities. The previous U.S. facility was evidenced by a Credit Agreement dated September 13, 2002, between SYSCO and a syndicate of lenders led by JP Morgan Chase Bank, provided for maximum borrowings up to $450 million, and was scheduled to mature in 2007. The Company has not incurred any material early termination penalties, and does not have any material relationships with any of the parties thereto apart from their relationships as lenders to the Company and as disclosed elsewhere in this Form 8-K. For further information, see the "Liquidity and Capital Resources" section of Management's Discussion and Analysis contained in SYSCO's Annual Report on Form 10-K for the period ended July 2, 2005.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     The information disclosed above under Items 1.01 and 1.02 is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         Exhibit Number       Description
         --------------       -----------

               99.1 Credit Agreement dated November 4, 2005 between SYSCO, Sysco International, JP Morgan Chase Bank, N.A., and certain Lenders party thereto.

                                       5
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SYSCO CORPORATION



Date: November 10, 2005            By: /s/ Thomas P. Kurz
                                       ----------------------------------
                                       Thomas P. Kurz
                                       Assistant Vice President, Deputy General
                                       Counsel and Assistant Corporate Secretary







                                       6
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                                  EXHIBIT INDEX


         Exhibit Number       Description
         --------------       -----------

               99.1 Credit Agreement dated November 4, 2005 between SYSCO, Sysco International, JP Morgan Chase Bank, N.A., and certain Lenders party thereto.

                                       7